EXHIBIT 32

                                  CERTIFICATION

The undersigned certifies pursuant to 18 U.S.C. Section 1350, that:

(1) The accompanying Rimage Corporation Annual Report on Form 10-K for the period ended December 31, 2004, fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 16, 2005                             /s/  Bernard P. Aldrich
                                           President and Chief Executive Officer

                                           /s/  Robert M. Wolf
                                           Chief Financial Officer